PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
1. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into the EQ/Aggressive Growth Strategy Portfolio, also a series of the Trust. (Only shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio will vote on this Proposal.) For ☐ Against ☐ Abstain ☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX) Date Signature (PLEASE SIGN WITHIN BOX)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
1. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into the EQ/Aggressive Growth Strategy Portfolio, also a series of the Trust. (Only shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio will vote on this Proposal.)
For
☐
Against
☐
Abstain
☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX)
Date
Signature (PLEASE SIGN WITHIN BOX)
Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
2. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/MFS Technology II Portfolio, a series of the Trust, into the EQ/MFS Technology Portfolio, also a series of the Trust. (Only shareholders of EQ/MFS Technology II Portfolio will vote on this Proposal.)
For
☐
Against
☐
Abstain
☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX)
Date
Signature (PLEASE SIGN WITHIN BOX)
Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
2. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/MFS Technology II Portfolio, a series of the Trust, into the EQ/MFS Technology Portfolio, also a series of the Trust. (Only shareholders of EQ/MFS Technology II Portfolio will vote on this Proposal.) For ☐ Against ☐ Abstain ☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX) Date Signature (PLEASE SIGN WITHIN BOX)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
3. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into the 1290 VT SmartBeta Equity Portfolio, also a series of the Trust. (Only shareholders of EQ/Templeton Global Equity Managed Volatility Portfolio will vote on this Proposal.)
For
☐
Against
☐
Abstain
☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX)
Date
Signature (PLEASE SIGN WITHIN BOX)
Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
3. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into the 1290 VT SmartBeta Equity Portfolio, also a series of the Trust. (Only shareholders of EQ/Templeton Global Equity Managed Volatility Portfolio will vote on this Proposal.) For ☐ Against ☐ Abstain ☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX) Date Signature (PLEASE SIGN WITHIN BOX)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/UBS Growth and Income Portfolio, a series of the Trust, into the EQ/Capital Guardian Research Portfolio*, also a series of the Trust. (Only shareholders of EQ/UBS Growth and Income Portfolio will vote on this Proposal.) For
Against
Abstain
To Transact such other business that may properly come before the Meeting.
*Effective on or about May 1, 2020, the EQ/Capital Guardian Research Portfolio will be renamed EQ/Capital Group Research Portfolio.
IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX) Date Signature (PLEASE SIGN WITHIN BOX) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
4. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the EQ/UBS Growth and Income Portfolio, a series of the Trust, into the EQ/Capital Guardian Research Portfolio*, also a series of the Trust. (Only shareholders of EQ/UBS Growth and Income Portfolio will vote on this Proposal.)
For
☐
Against
☐
Abstain
☐
To Transact such other business that may properly come before the Meeting.
*Effective on or about May 1, 2020, the EQ/Capital Guardian Research Portfolio will be renamed EQ/Capital Group Research Portfolio.
IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX)
Date
Signature (PLEASE SIGN WITHIN BOX)
Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
5. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Multimanager Mid Cap Growth Portfolio, a series of the Trust, into the EQ/Janus Enterprise Portfolio, also a series of the Trust. (Only shareholders of Multimanager Mid Cap Growth Portfolio will vote on this Proposal.)
For
☐
Against
☐
Abstain
☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX)
Date
Signature (PLEASE SIGN WITHIN BOX)
Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 1173 To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
5. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Multimanager Mid Cap Growth Portfolio, a series of the Trust, into the EQ/Janus Enterprise Portfolio, also a series of the Trust. (Only shareholders of Multimanager Mid Cap Growth Portfolio will vote on this Proposal.)
For
☐
Against
☐
Abstain
☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX)
Date
Signature (PLEASE SIGN WITHIN BOX)
Date

The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
6. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Multimanager Mid Cap Value Portfolio, a series of the Trust, into the EQ/American Century Mid Cap Value Portfolio, also a series of the Trust. (Only shareholders of Multimanager Mid Cap Value Portfolio will vote on this Proposal.) For ☐ Against ☐ Abstain ☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX) Date Signature (PLEASE SIGN WITHIN BOX)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735 To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16778-S54097
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:
PROPOSAL
6. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Multimanager Mid Cap Value Portfolio, a series of the Trust, into the EQ/American Century Mid Cap Value Portfolio, also a series of the Trust. (Only shareholders of Multimanager Mid Cap Value Portfolio will vote on this Proposal.)
For
☐
Against
☐
Abstain
☐
To Transact such other business that may properly come before the Meeting.
IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.
NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature (PLEASE SIGN WITHIN BOX)
Date
Signature (PLEASE SIGN WITHIN BOX)
Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at
www.proxyvote.com
www.proxyvote.com.
Preliminary copy
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020
This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated April [_], 2020 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE